EXHIBIT (h)

                         FORM OF UNDERWRITING AGREEMENT



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                           ROYCE MICRO-CAP TRUST, INC.

                       _____ % CUMULATIVE PREFERRED STOCK
                     Liquidation Preference $25.00 per share





                             UNDERWRITING AGREEMENT
                             ----------------------




                                                              New York, New York
                                                              October __, 2003

Citigroup Global Markets Inc.
UBS Securities LLC
As Representatives of the several Underwriters

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York  10013


Ladies and Gentlemen:

              The undersigned, Royce Micro-Cap Trust, Inc., a Maryland

corporation (the "Fund") and Royce & Associates, LLC, a Delaware limited liability company (the "Adviser") address you as underwriters and as the representatives (the "Representatives") of each of the several underwriters named on Schedule I hereto (herein collectively called "Underwriters"). The Fund proposes to sell to the Underwriters 2,400,000 shares (the "Securities") of its ___% Cumulative Preferred Stock, par value $.001 per share and liquidation preference $25.00 per share (the "Cumulative Preferred Stock"). Unless otherwise stated, the term "you" as used herein means each of Citigroup Global Markets Inc. and UBS Securities LLC individually on its own behalf and on behalf of the other Underwriters. Certain terms used herein are defined in Section 18 hereof. The Securities will be authorized by, and subject to the terms and conditions of, the Articles Supplementary to be adopted in connection with the issuance of the Securities (the "Articles Supplementary").

              The Fund and the Adviser wish to confirm as follows their agreements with you and the other several Underwriters on whose behalf you are acting in connection with the several purchases of the Securities by the Underwriters.

              The Fund has entered into (i) an Investment Advisory Agreement with the Adviser, dated as of October 1, 2001; (ii) a Custodian Agreement with State Street Bank and Trust Company ("State Street") dated as of December 15, 1993, as amended to date; and (iii) a Registrar, Transfer Agency and Paying Agency Agreement with State Street, dated as of July 2,

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1997, as amended to date; and such agreements are herein referred to as the
"Advisory Agreement," the "Custodian Agreement" and the "Transfer Agency Agreement," respectively. Collectively, the Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement are herein referred to as the "Fund Agreements."

              1. Representations and Warranties of the Fund and the Adviser. The Fund and the Adviser, jointly and severally, represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1.

              (a) The Fund has prepared and filed with the Commission a registration statement (file numbers 333-107924 and 811-8030) on Form N-2, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), for registration under the 1933 Act and the 1940 Act of the offering and sale of the Securities. The Fund may have filed one or more amendments thereto, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), each of which has previously been furnished to you. The Fund will next file with the Commission one of the following: either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus (including the statement of additional information incorporated by reference therein)) or (2) after the Effective Date of such registration statement, a final prospectus (including the statement of additional information incorporated by reference therein) in accordance with Rules 430A and 497. In the case of clause (2), the Fund has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Acts and the Rules and Regulations to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus (including the statement of additional information incorporated by reference therein), or such final prospectus (including the statement of additional information incorporated by reference therein), shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Fund has advised you, prior to the Execution Time, will be included or made therein. The Fund has furnished the Underwriters with copies of such Registration Statement, each amendment to such Registration Statement filed with the Commission and each Preliminary Prospectus.

              (b) Each Preliminary Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 497, complied when so filed in all material respects with the provisions of the Acts and the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

              (c) The Registration Statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective, the Prospectus and any supplement thereto when filed with the

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         Commission under Rule 497 and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission, complied or will comply in all material respects with the provisions of the Acts and the Rules and Regulations and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the registration statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Fund in writing by or on behalf of any Underwriter through you expressly for use therein.

              (d) The Securities have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them).

              (e) The Fund's capitalization and adjusted capitalization as of June 30, 2003 is as set forth in the Prospectus; all outstanding shares of the Fund's Common Stock, the 7.75% Preferred have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights, and conform to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them).

              (f) The Fund is a corporation duly organized and validly existing in good standing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its property or assets and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its property or assets or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, property, net assets or results of operations of the Fund, or on the ability of the Fund to perform its obligations under this Agreement or any of the Fund Agreements. The Fund has no subsidiaries.

              (g) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund, or to which the Fund or any of its property or assets is subject, that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Acts or the Rules and Regulations.


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              (h) The Fund is not in violation of its articles of incorporation, as amended and supplemented to date, including the Articles Supplementary relating to the 7.75% Preferred (collectively, the "Charter") or its amended and restated bylaws (the "Bylaws"), or of any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, any state securities commission, any national securities exchange, any arbitrator, any court or governmental agency, body or official having jurisdiction over the Fund, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its property or assets may be bound.

              (i) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (A) requires any consent, approval, authorization or other order of or registration or filing with, the Commission, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except for the registration of the Securities under the 1933 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by you and the required rating agency confirmation), (B) violates or will violate or conflicts or will conflict with any provision of the Charter or bylaws of the Fund or any statute, law, regulation or judgment, injunction, order or decree applicable to the Fund or any of its property or assets or (C) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its property or assets may be bound, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject. The Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

              (j) Tait, Weller & Baker, who have audited the financial statements included or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants with respect to the Fund within the meaning of the 1933 Act and the 1933 Act Rules and Regulations.

              (k) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), present fairly the financial position, results of operations and changes in financial position of the Fund on the basis stated or incorporated by reference in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the

                                       4
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         other financial and statistical information and data included in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Fund.

              (l) The execution and delivery of, and the performance by the Fund of its obligations under, this Agreement and the Fund Agreements have been duly and validly authorized by the Fund, and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder and thereunder may be limited under federal or state securities laws.

              (m) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Fund has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Fund, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Fund, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, property, net assets or results of operations of the Fund taken as a whole, whether or not arising in the ordinary course of business.

              (n) The Fund has not distributed and, prior to the later to occur of the Closing Date and the completion of the distribution of the Securities will not distribute, any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Preliminary Prospectus, the Prospectus or other materials, if any, permitted by the Acts or the Rules and Regulations.

              (o) The Fund has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and assets and to conduct its business in the manner described in the Prospectus (and any supplement thereto), subject to such qualifications as may be set forth in the Prospectus; the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any supplement thereto); and, except as described in the Prospectus (and any supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund.

              (p) The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with general or specific authorization from the Fund's officers and with the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Code; (ii)


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         transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with general or specific authorization from the Fund's officers; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (q) To the Fund's knowledge, neither the Fund nor any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

              (r) The Fund has filed all tax returns required to be filed, which returns are complete and correct, and the Fund is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto; and the statements in the Prospectus under the headings "Taxation", "Description of Cumulative Preferred Stock" and "Description of Capital Stock" fairly summarize the matters therein described.

              (s) No holder of any security of the Fund has any right to require registration of shares of Cumulative Preferred Stock or any other security of the Fund because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

              (t) The Fund, subject to the registration statement having been declared effective and the filing of the Prospectus under Rule 497, has taken all required action under the Acts and the Rules and Regulations to make the public offering and consummate the sale of the Securities as contemplated by this Agreement.

              (u) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

              (v) The Fund is registered under the 1940 Act as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations. The Fund is, and at all times through the completion of the transactions contemplated hereby will be, in compliance in all material respects with the terms and conditions of the Acts. No person is serving or acting as an officer, director or investment adviser of the Fund except in accordance with the provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act, and the Advisers Act Rules and Regulations; the Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement.


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              (w) Except as stated in this Agreement and in the Prospectus (and any supplement thereto), the Fund has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Securities, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

              (x) The Fund has filed in a reasonably timely manner each document or report required to be filed by it pursuant to the Exchange Act and Exchange Act Rules and Regulations; each such document or report at the time it was filed conformed to the requirements of the Exchange Act and the Exchange Act Rules and Regulations; and none of such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

              (y) Each of the Fund Agreements and the Fund's and the Adviser's obligations under this Agreement and each of the Fund Agreements comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

              (z) The Fund will use its reasonable best efforts to cause the Cumulative Preferred Stock, on or prior to the Closing Date, to be assigned a rating of "Aaa" by the Rating Agency.

              (aa) At all times since its inception, as required by Subchapter M of the Code, the Fund has complied with the requirements to qualify as a regulated investment company under the Code.

              (bb) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no director of the Fund is an "interested person" (as defined in the 1940
         Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter.

              (cc) The Fund will use its reasonable best efforts to cause the Cumulative Preferred Stock to be listed, subject to notice of issuance, on the NYSE within 30 days of the effectiveness of the Registration Statement and to comply with the rules and regulations of such exchange.

              (dd) The Fund intends to direct the investment of the proceeds of the offering of the Securities in such a manner as to comply with the requirements of Subchapter M of the Code.

              (ee) All advertising, sales literature or other promotional material (including "prospectus wrappers", "broker kits", "road show slides" and "road show scripts"), whether in printed or electronic form, authorized in writing by or prepared by the Fund or the Adviser for use in connection with the offering and sale of the Securities (collectively, "sales material"), if any, complied and comply in all material respects with the applicable requirements of the 1933 Act, the 1933 Act Rules and Regulations and the

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         rules and interpretations of the NASD and if required to be filed with the NASD under the NASD's conduct rules were or will be so filed prior to the Closing. No sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (ff) The Fund's directors and officers/errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the 1940 Act Rules and Regulations are in full force and effect; the Fund is in compliance with the terms of such policy and fidelity bond in all material respects; and there are no claims by the Fund under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Fund has not been refused any insurance coverage sought or applied for; and the Fund has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

              (gg) Except as disclosed in the Registration Statement and the Prospectus, the Fund (i) does not have any material lending or other relationship with any affiliate of Citigroup Global Markets Inc. and
         (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of Citigroup Global Markets Inc.

              (hh) There is and has been no failure on the part of the Fund and any of the Fund's directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act"), including Sections 302 and 906 related to certifications.

              (ii) The operations of the Fund are and have been conducted at all times in compliance in all material respects with any applicable financial recordkeeping and reporting requirements of The Bank Secrecy Act of 1970, as amended (including amendments pursuant to the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001), the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Fund with respect to the Money Laundering Laws is pending or, to the knowledge of the Fund, threatened.

              (jj) Neither the Fund nor, to the knowledge of the Fund, any director, officer, agent, employee or affiliate of the Fund is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department

                                       8
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         ("OFAC"); and the Fund will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

              (kk) Neither the Fund nor, to the knowledge of the Fund, any director, officer, agent, employee or affiliate of the Fund is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Fund, and, to the knowledge of the Fund, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

              Any certificate signed by any officer of the Fund and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Fund, as to matters covered thereby, to each Underwriter.

              2. Representations and Warranties of the Adviser. The Adviser represents and warrants to each Underwriter as follows:

              (a) The Adviser is a limited liability company duly formed and validly existing in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its property or assets and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its property or assets or the conduct of its business requires such registration or qualification, except where the failure to so register or to qualify does not have a material adverse effect on the condition (financial or other), business, prospects, property, net assets or results of operations of the Adviser, or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

              (b) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Investment Advisory Agreement for the Fund as contemplated by the Prospectus (or any supplement thereto). There does not exist any proceeding or, to the Adviser's knowledge, any facts or circumstances the existence of which could reasonably lead to any proceeding, which might adversely affect the registration of the Adviser with the Commission.

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

              (c) There are no legal or governmental proceedings pending or, to the knowledge of the Adviser, threatened against the Adviser, or to which the Adviser or any of its property or assets is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that may reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, prospects, property, net assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

              (d) Neither the execution, delivery or performance of this Agreement or the Investment Advisory Agreement by the Adviser, nor the consummation by the Adviser of the transactions contemplated hereby or thereby (i) requires the Adviser to obtain any consent, approval, authorization or other order of or registration with, the Commission, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official, (ii) violates or will violate or conflicts or will conflict with any provision of the certificate of formation or by-laws or other organizational documents of the Adviser or any statute, law, regulation or judgment, injunction, order or decree applicable to the Adviser or any of its property or assets or
         (iii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Adviser is a party or by which it or any of its property or assets may be bound, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject. The Adviser is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

              (e) The execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement and the Investment Advisory Agreement have been duly and validly authorized by the Adviser, and this Agreement and the Investment Advisory Agreement have been duly executed and delivered by the Adviser and each constitutes the valid and legally binding agreement of the Adviser, enforceable against the Adviser in accordance with its terms except as rights to indemnity and contribution hereunder may be limited under federal or state securities laws.

              (f) The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus (or any supplement thereto) and under this Agreement and the Investment Advisory Agreement.

              (g) The description of the Adviser in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) complied and comply in all material respects with the provisions the Acts, the Advisers Act, the Rules and Regulations, and the Advisers Act Rules and Regulations and such description did not, as of the effective date of the Registration Statement and the date hereof, and will not, as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (h) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Adviser has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Fund, and there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, property, net assets or results of operations of the Adviser, whether or not arising in the ordinary course of business, or which, in each case, could have a material adverse effect on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

              (i) The Adviser has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and assets and to conduct its business in the manner described in the Prospectus (and any supplement thereto); the Adviser has fulfilled and performed all its material obligations with respect to such permits, and to the Adviser's knowledge no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Adviser under any such permit; and, except as described in the Prospectus (and any supplement thereto), none of such permits contains any restriction that is materially burdensome to the Adviser.

              (j) Except as stated in this Agreement and in the Prospectus (and any supplement thereto), the Adviser has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Securities, and the Adviser is not aware of any such action taken or to be taken by any affiliates of the Adviser.

              (k) Charles M. Royce is the validly appointed President of the Adviser.

              (l) In the event that the Fund or the Adviser makes available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, the Adviser will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

              (m) This Agreement and the Investment Advisory Agreement comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

              3. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Fund agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Fund, at a purchase price of $_____ per share, the number of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

              4. Delivery and Payment. Delivery of and payment for the Underwritten Securities shall be made at 10:00 AM, New York City time, on the business day after the date hereof at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Fund or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Fund by wire transfer payable in same-day funds to an account specified by the Fund. Delivery of the Underwritten Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

              5. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

              6. Agreements of the Fund and the Adviser. The Fund and the Adviser, jointly and severally, agree with the several Underwriters as follows:

              (a) The Fund will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Fund will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Fund has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 497, the Fund will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to Rule 497 within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Fund will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 497 or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Fund of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Fund will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

              (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the 1933 Act, any event occurs as a result of which, in the judgment of the Fund or in the reasonable opinion of counsel for the Underwriters, the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the 1933 Act, the 1940 Act and the Rules and Regulations, the Fund promptly will (1) notify the Representatives of any such event; (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
         Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

              (c) As soon as practicable, the Fund will make generally available to its security holders and to the Representatives an earnings statement or statements of the Fund which will satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 under the 1933 Act.

              (d) The Fund will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the 1933 Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request.

              (e) The Fund will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

              (f) The Fund will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Fund or any affiliate of the Fund or any person in privity with the Fund, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act) any other senior security of the Fund or any securities convertible into, or exercisable, or exchangeable for, any senior security of the Fund; or publicly announce an intention to effect any such transaction for a period of 180 days following the Execution Time.

              (g) The Fund will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and to use its best efforts to cause the Fund's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

              (h) The Fund and the Adviser will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities.

              (i) The Fund agrees to pay the costs and expenses relating to the following matters: (A) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and the 1940 Act Notification and each amendment or supplement to any of them; (B) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, any sales material and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (C) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (D) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum, dealer agreements and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (E) the registration of the Securities under the 1933 Act and the listing of the Securities on the NYSE; (F) any registration or qualification, if necessary, of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (G) any filings required to be made with the NASD (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (H) the transportation and other expenses incurred by or on behalf of Fund representatives in connection with presentations to prospective purchasers of the Securities; (I) the fees and expenses of the Fund's accountants and the fees and expenses of counsel (including local and special counsel) for the Fund; (J) the fees payable to the Rating Agency; and (K) all other costs and expenses incident to the performance by the Fund of its obligations hereunder, but not including the fees, expenses, and costs of Simpson Thacher & Bartlett LLP, counsel to the Underwriters, except as provided in Sections 6(i)(D) and (G) and in Section 8 of this Agreement

              (j) The Fund will direct the investment of the net proceeds of the offering of the Securities in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Prospectus.

              (k) The Fund will use its best efforts to cause the Cumulative Preferred Stock to be listed, subject to notice of issuance, on the NYSE within 30 days of effectiveness of the Registration Statement and to comply with the rules and regulations of such exchange.

              (l) The Fund will use its best efforts to cause the Cumulative Preferred Stock, on or prior to the Closing Date, to be assigned a rating of "Aaa" by the Rating Agency.

              (m) The Fund will comply with the requirements of Subchapter M of the Code to qualify as a regulated investment company under the Code.

              (n) The Fund and the Adviser will use their reasonable best efforts to perform all of the agreements required of them by this Agreement and discharge all conditions of theirs to closing as set forth in this Agreement.

              7. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Fund and the Adviser contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 4 hereof, to the accuracy of the statements of the Fund made in any certificates pursuant to the provisions hereof, to the performance by the Fund or the Adviser of its obligations hereunder and to the following additional conditions:

              (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 497, the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 497; and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission and no proceedings for that purpose shall have been instituted or threatened by the Commission.

              (b) The Fund shall have requested and caused Sidley Austin Brown & Wood LLP, special counsel for the Fund, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                      (i) the Fund is qualified to do business and is in good standing as a foreign corporation in the State of New York, and, to such counsel's knowledge, owns, possesses or has obtained and currently maintains, all material governmental licenses, permits, consents, orders, approvals and other authorizations under the Federal laws of the United States and the laws of the State of New York necessary to carry on its business as contemplated by the Prospectus;

                      (ii) the Securities have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable;

                      (iii) this Agreement has been duly authorized, executed and delivered by the Fund and complies with the provisions of the 1940 Act and the 1940 Act Rules and Regulations applicable to the Fund;

                      (iv) each of the Fund Agreements has been duly authorized, executed and delivered by the Fund, each complies as to form in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations;

                      (v) the Registration Statement is effective under the 1933 Act and the 1933 Act Rules and Regulations and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or the 1933 Act Rules and Regulations or proceedings therefor initiated or threatened by the Commission;

                      (vi) at the time the Registration Statement became effective, the Registration Statement (other than the financial statements, accompanying notes, and other financial or statistical information contained or incorporated by reference therein or omitted therefrom, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the Acts and the Rules and Regulations;

                      (vii) to such counsel's knowledge, (A) there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments of the Fund required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto, (B) the descriptions thereof are correct in all material respects, (C) references thereto are correct and (D) no default exists in the due performance or observance by the Fund of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed as an exhibit to the Registration Statement;

                      (viii) no consent, approval, authorization or order of any court or governmental authority or agency is required in connection with the performance by the Fund of its obligations under this Agreement, except for (A) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by you, (B) the required rating agency confirmation (as to which such counsel need express no opinion), (C) such as have been made or obtained under the 1933 Act, and (D) such as may have been obtained under Maryland law; and to such counsel's knowledge, the execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Fund is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, nor will such action result in any violation of the provisions of the Charter or the Bylaws of the Fund, or, to such counsel's knowledge, any Federal or New York law or administrative regulation, or administrative or court decree;

                      (ix) the Fund is registered with the Commission under the 1940 Act and the 1940 Act Rules and Regulations as a closed-end, diversified management investment company, and all required action has been taken by the Fund under the Acts and the Rules and Regulations to make the public offering and consummate the sale of the Securities pursuant to this Agreement; the provisions of the Charter and the Bylaws of the Fund comply as to form in all material respects with the requirements of the 1940 Act and the 1940 Act Rules and Regulations; and, to such counsel's knowledge, no order of suspension or revocation of such registration under the 1940 Act and the 1940 Act Rules and Regulations, has been issued or proceedings therefor initiated or threatened by the Commission;

                      (x) the information in the Prospectus under the caption "Taxation", to the extent that it constitutes matters of Federal income tax law or legal conclusions relating to Federal income tax matters, has been reviewed by them and is correct in all material respects; and

                      (xi) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Fund or its property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus.


         In rendering such opinion, Sidley Austin Brown & Wood LLP shall additionally state that nothing has come to their attention that has caused them to believe that the Registration Statement or any amendment thereto, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto, as of the time it was first provided to the Underwriters or as of the Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need not express any belief with respect to the financial statements, accompanying notes, and other financial and statistical information contained or incorporated by reference in the Registration Statement and the Prospectus or omitted therefrom (and any amendment or supplement to either of the foregoing). In addition, Sidley Austin Brown & Wood LLP (A) may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the laws of the State of Maryland and the Federal laws of the United States of America, (B) may rely as to matters involving the laws of the State of Maryland upon the opinion of Venable LLP referred to in paragraph (c) of this Section 7 and (C) may rely, as to matters of fact, upon the representations and warranties made by the Fund and the Adviser herein and on certificates and written statements of officers and employees of and accountants for the Fund and the Adviser and of public officials. Except as otherwise specifically provided herein, when giving their opinions to their "knowledge", Sidley Austin Brown & Wood LLP have relied solely upon an inquiry of the attorneys of that firm who have worked on matters for the Fund, on certificates or written statements of officers of the Fund and, where appropriate, a review of the Registration Statement, Prospectus, exhibits to the Registration Statement, the Charter and Bylaws of the Fund and a review of the minute books of the Fund and have made no other investigation or inquiry.

              (c) You shall have received on the Closing Date an opinion of Venable LLP, special Maryland counsel to the Fund, dated the Closing Date and addressed to you, to the effect that:

                      (i) the Fund has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland;

                      (ii) the Fund has corporate power and authority, under the laws of the State of Maryland, to own, lease and operate its property or assets and conduct its business as described in the Registration Statement and in the Prospectus;

                      (iii) the authorized capital stock of the Fund conforms as to legal matters in all material respects to the description thereof in the Prospectus under the captions "Description of Cumulative Preferred Stock" and "Description of Capital Stock";

                      (iv) the Securities have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the Securities will not be subject to preemptive or other similar rights pursuant to the Charter or Bylaws of the Fund or the Maryland General Corporation Law; and the form of certificate used to evidence the Shares is in due and proper form and complies with all provisions of applicable Maryland law;

                      (v) the Fund has full corporate power to enter into the Fund Agreements and each has been duly and validly authorized, executed and delivered by the Fund;

                      (vi) to such counsel's knowledge, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a breach of the Charter or the Bylaws of the Fund, or any Maryland law (other than Maryland securities laws) or regulation, or, to their knowledge, any order of any Maryland court, governmental instrumentality or arbitrator; and

                      (vii) all descriptions in the Prospectus of Maryland statutes and regulations or legal or governmental proceedings, if any, under the laws of the State of Maryland are accurate in all material respects.

              In rendering such opinion, Venable LLP may rely, as to matters of fact, upon the representations and warranties made by the Fund and the Adviser herein and on certificates and written statements of officers and employees of and accountants for the Fund and the Adviser and of public officials. Except as otherwise specifically provided herein, when giving their opinions to their "knowledge", Venable LLP have relied solely upon an inquiry of the attorneys of that firm who have worked on matters for the Fund, on certificates or written statements of officers of the Fund and, where appropriate, a review of the Registration Statement, Prospectus, exhibits to the Registration Statement, the Charter and Bylaws of the Fund and have made no other investigation or inquiry.

              (d) You shall have received on the Closing Date an opinion of John
         E. Denneen, Esq., General Counsel for the Adviser, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                      (i) the Adviser has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with corporate power and authority to conduct its business as described in the Registration Statement and in the Prospectus;

                      (ii) the Adviser is duly registered as an investment adviser under the Advisers Act and the Advisers Act Rules and Regulations and, subject to the matters covered by the no-action letters of the Commission in Quest Advisory Corp.; Royce Value Trust, Inc. (pub. avail. December 22, 1986) and Royce Value Trust, Inc. (pub. avail. July 29, 1988) (collectively, the "No-Action Letters"), is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations, from acting under the Investment Advisory Agreement for the Fund as contemplated by the Prospectus;

                      (iii) this Agreement and the Investment Advisory Agreement each has been duly authorized, executed and delivered by the Adviser and, subject to the matters covered by the No-Action Letters, constitutes a valid and binding obligation of the Adviser, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws relating to or affecting creditors' rights generally and to general equitable principles (except as to those provisions relating to indemnity or contribution for liabilities arising under such agreement, as to which no opinion need be expressed); and, to his knowledge, neither the execution and delivery of this Agreement or the Investment Advisory Agreement nor the performance by the Adviser of its obligations hereunder or thereunder will conflict with, or result in a breach of, any of the terms and provisions of, or constitute, with or without the giving of notice or the lapse of time or both, a default under, any agreement or instrument to which the Adviser is a party or by which the Adviser is bound, or, except as set forth in the No-Action Letters, any law, order, rule or regulation applicable to the

              Adviser of any jurisdiction, court, Federal or state regulatory body, administrative agency or other governmental body, stock exchange or securities association having jurisdiction over the Adviser or its property or assets or operations;

                      (iv) to such counsel's knowledge, the description of the Adviser in the Registration Statement and in the Prospectus (and any amendment or supplement to either of them) does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                      (v) to the best knowledge of such counsel after reasonable inquiry, other than as described or contemplated in the Prospectus, there are no actions, suits or other legal or governmental proceedings pending or threatened against the Adviser or to which the Adviser or any of its property is subject which are required to be described in the Prospectus; and

                      (vi) no material consent, approval, authorization or order of or registration or filing with any court, regulatory body, administrative or other governmental body, agency or official is required on the part of the Adviser for the performance of this Agreement or the Investment Advisory Agreement or for the consummation by the Adviser of the transactions contemplated hereby or thereby.

         In rendering such opinion, such counsel (A) may state that he expresses no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the laws of the State of Delaware and the federal laws of the United States of America, (B) may rely, as to matters of fact, upon the representations and warranties made by the Fund and the Adviser herein and on certificates and written statements of officers and employees of and accountants for the Fund and the Adviser and of public officials, and (C) may state that he is a member of the Bar of the State of New York.

              (e) The Representatives shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett LLP, counsel to the Underwriters, dated the Closing Date and addressed to the Representatives, with respect to such matters as the Underwriters may reasonably request.

              (f) The Fund shall have furnished to the Representatives a certificate of the Fund, signed by the Chairman of the Board or the President and the principal financial or accounting officer of each of the Fund and the Adviser, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus, and this Agreement and that:

                      (i) The representations and warranties of the Fund and the
              Adviser in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Fund and the Adviser have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

              (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted by the Commission or, to the Fund's or the Adviser's knowledge, threatened by the Commission; and

              (iii) Since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund or the Adviser, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

              (g) The Fund shall have requested and caused Tait, Weller & Baker, the independent public accountants to the Fund, to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance heretofore approved by the Representatives.

              (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph
         (g) of this Section 7 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Fund and the Adviser, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

              (i) The Fund shall have furnished to you a report showing compliance with the asset coverage requirements of the 1940 Act and a Basic Maintenance Report, each dated the Closing Date and in the form and substance satisfactory to you. Each such report shall assume receipt of the net proceeds from the sale of the Securities and the use of such net proceeds to redeem the 7.75% Preferred as contemplated by the Prospectus and may use portfolio holdings and valuations as of the close of business of any day not more than six business days preceding the Closing Date, provided, however, that the Fund represents in such report that its total net assets as of the Closing Date have not declined by 5% or more from such valuation date.

              (j) The Fund shall have delivered and the Underwriters shall have received evidence satisfactory to the Underwriters that the Cumulative Preferred Stock is rated

         "Aaa" by the Rating Agency as of the Closing Date, and there shall not have been given any notice of any intended or potential downgrading, or any review for a potential downgrading, in the rating according to the shares of the Cumulative Preferred Stock by the Rating Agency.

              (k) Prior to the Closing Date, the Fund and the Adviser shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

              If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Fund in writing or by telephone or facsimile confirmed in writing.

              The documents required to be delivered by this Section 7 shall be delivered at the office of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, at 425 Lexington Avenue, New York, New York, 10017, Attention:
Cynthia G. Cobden, Esq., on the Closing Date.

              8. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Fund or the Adviser to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Fund will reimburse the Underwriters severally through Citigroup Global Markets Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

              9. Indemnification and Contribution. (a) The Fund and the Adviser, jointly and severally, agree to indemnify and hold harmless each of the Representatives and each other Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of the 1933 Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several (including reasonable costs of investigation), to which they or any of them may become subject under the 1933 Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Preliminary Prospectus, any sales material (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action;

provided, however, that the Fund will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Fund by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Fund may otherwise have.

              (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Fund and the Adviser, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Fund or the Advisers within the meaning of either the 1933 Act or the Exchange Act, to the same extent as the foregoing indemnity from the Fund and the Advisers to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Fund by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Fund and the Adviser acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting", (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

              (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve the indemnifying party from liability under paragraph (a) or
(b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below) and to control such action; provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (A) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (B) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (C) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (D) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.

              (d) In the event that the indemnity provided in paragraph (a) or
(b) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Fund, the Adviser and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Fund, the Adviser and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Fund, the Adviser and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Fund and the Adviser (treated jointly for this purpose as one person) shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Fund, the Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the 1933 Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Fund or the Adviser within the meaning of either the 1933 Act or the Exchange Act, each officer of the Fund and the Adviser who shall have signed the Registration Statement and each director of the Fund and the Adviser shall have the same rights to contribution as the Fund and the Adviser, subject in each case to the applicable terms and conditions of this paragraph (d). The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Securities set forth opposite their names in Schedule I (or such numbers of Securities increased as set forth in Section 10 hereof) and not joint.

              (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability from claimants on claims that are the subject matter of such action, suit or proceeding.

              (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Fund and the Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Fund, the Adviser or their shareholders, trustees, directors, managers, members or officers or any person controlling the Fund or the Adviser (control to be determined within the meaning of the 1933 Act or the Exchange Act), (ii) acceptance of any Securities and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter or to the Fund, the Adviser or their shareholders, trustees, directors, managers, members or officers or any person controlling any Underwriter, the Fund or the Adviser shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this
Section 9.

              10. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the number of Securities set forth opposite their names in Schedule I hereto bears to the aggregate number of Securities set forth opposite the names of all the remaining Underwriters or in such other proportion as you may specify in accordance with the Citigroup Global Markets Inc. Master Agreement Among Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate number of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate number of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all of the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Fund. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Fund and any nondefaulting Underwriter for damages occasioned by its default hereunder. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Fund, purchases Firm Securities which a defaulting Underwriter agreed, but failed or refused, to purchase.

              11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, without liability on the part of the Underwriters to the Fund or the Adviser, by notice given to the Fund or the Adviser prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Fund's Common Stock or Cumulative Preferred Stock shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices shall have been established on either of the exchanges, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

              12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Fund and the Adviser or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Fund or the Adviser or any of the officers, directors, employees, agents or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

              13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention:
General Counsel; or, if sent to the Fund or the Adviser, will be mailed, delivered or telefaxed to Royce Micro-Cap Trust, Inc. (fax no.: (212) 832-8921) and confirmed to it at Royce Micro-Cap Trust, Inc., 1414 Avenue of the Americas, New York, New York 10019, attention of the Legal Department.

              14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, trustees, directors, employees, agents and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

              15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

              16. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

              17. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

              18. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

              "1933 Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

              "1933 Act Rules and Regulations" shall mean the rules and regulations of the Commission under the 1933 Act.

              "1940 Act" shall mean the Investment Company Act of 1940, as amended.

              "1940 Act Rules and Regulations" shall mean the rules and regulations of the Commission under the 1940 Act.

              "1940 Act Notification" shall mean a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A, as the 1940 Act Notification may be amended from time to time.

              "7.75% Preferred" shall mean the Fund's issued and outstanding 7.75% Cumulative Preferred Stock, par value $.001 per share.

              "Acts" shall mean, collectively, the 1933 Act and the 1940 Act.

              "Advisers Act" shall mean the Investment Advisers Act of 1940, as amended.

              "Advisers Act Rules and Regulations" shall mean the rules and regulations of the Commission under the Advisers Act.

              "Basic Maintenance Report" shall mean that report that is delivered to the Rating Agency on or before the third Business Day after each Quarterly Valuation Date.

              "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

              "Code" means the Internal Revenue Code of 1986, as amended.

              "Commission" shall mean the Securities and Exchange Commission.

              "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

              "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

              "Exchange Act Rules and Regulations" shall mean the rules and regulations of the Commission under the Exchange Act.

              "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

              "FCPA" means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

              "NASD" means the National Association of Securities Dealers, Inc.

              "NYSE" shall mean the New York Stock Exchange.

              "Preliminary Prospectus" shall mean any preliminary prospectus (including the statement of additional information incorporated by reference therein) referred to in Section 1(a) above and any preliminary prospectus (including the statement of additional information incorporated by reference therein) included in the Registration Statement at the Effective Date that omits Rule 430A Information.

              "Prospectus" shall mean the prospectus (including the statement of additional information incorporated by reference therein) relating to the Securities that is first filed pursuant to Rule 497 after the Execution Time or, if no filing pursuant to Rule 497 is required, shall mean the form of final prospectus (including the statement of additional information incorporated by reference therein) relating to the Securities included in the Registration Statement at the Effective Date.

              "Quarterly Valuation Date" means the last Valuation Date of March, June, September and December, commencing _________ __, 2003.

              "Rating Agency" shall mean Moody's Investor Services, Inc.

              "Registration Statement" shall mean the registration statement referred to in Section 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

              "Rule 430A" and "Rule 462" refer to such rules under the 1933 Act.

              "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

              "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

         "Rule 497" refers to Rule 497(c) or 497(h) under the 1933 Act, as applicable.

              "Rules and Regulations" shall mean, collectively, the 1933 Act Rules and Regulations and the 1940 Act Rules and Regulations.

              "Valuation Date" means every Friday or, if such day is not a Business Day, the immediately preceding Business Day.

              If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Fund, the Adviser and the several Underwriters.



                                     Very truly yours,

                                     ROYCE MICRO-CAP TRUST, INC.


                                     By:
                                          ----------------------
                                          Name:
                                          Title:


                                     ROYCE & ASSOCIATES, LLC


                                     By:
                                          ----------------------
                                          Name:
                                          Title:



The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Citigroup Global Markets Inc.
UBS Securities LLC

     By:  Citigroup Global Markets Inc.


         Name:
         Title:

For itself and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I
                                   ----------


                                                        NUMBER OF UNDERWRITTEN
                                                           SECURITIES TO BE
UNDERWRITERS                                                   PURCHASED
------------                                            ----------------------

Citigroup Global Markets Inc...................

UBS Securities LLC ............................





                                                                -----------


                  Total........................                 ===========